Exhibit 99.3
CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-141487) of Glu Mobile Inc. of our report dated March 5, 2008 relating to the financial statements of Awaken Limited, which appears in the Current Report on Form 8-K/A of Glu Mobile Inc. dated March 6, 2008.
/s/ PricewaterhouseCoopers Zhong Tian CPAs Limited Company
Beijing, People’s Republic of China
March 5, 2008